Page 1 of 3 1 For more information Media: Communications Media.Relations@CenterPointEnergy.com Investors: Philip Holder / Jackie Richert 713.207.6500 For Immediate Release CenterPoint Energy Announces Leadership Promotions and Appointments Houston – Dec. 13, 2021 – In conjunction with the CenterPoint Energy Board of Directors’ continued focus on a comprehensive succession planning process to support the company’s long- term growth, CenterPoint Energy, Inc. (NYSE: CNP) today announced leadership promotions and appointments that will further strengthen its existing management capabilities. “I am proud that CenterPoint Energy continues to have a strong team of committed and experienced utility professionals at its helm. These leadership promotions and appointments highlight our focus on succession planning as we execute on our long-term growth strategy,” said Martin Nesbitt, Board Chair. “As we embark on this next phase of our journey, we are excited about the future of our company and the strength and depth of our leadership.” President and CEO Dave Lesar said, “As we continue to transform CenterPoint Energy into an industry-leading, premium utility company, consistent performance will require a strong, diverse and talented team that is committed to delivering quality results to our customers, shareholders and communities. These leaders, as well as our entire workforce, are well prepared to take on the opportunities for CenterPoint Energy as we execute our strategy, which includes increasing our five-year capital plan to more than $18 billion and our first-ever 10-year capital plan of more than $40 billion. These capital investments will be dedicated to safety, reliability, growth and enabling clean energy investments to benefit our customers and our investors. I am confident that today’s announcement will better position us to achieve our strategic priorities.” The following promotions and appointments to CenterPoint Energy’s Executive Committee, which is responsible for the company’s strategic direction, planning and execution, are effective on January 1, 2022. These individuals will continue to report to Lesar. Scott E. Doyle, who currently serves as Executive Vice President, Natural Gas, has been named Executive Vice President, Utility Operations. In addition to leading the company's natural gas operations utility footprint, natural gas supply, natural gas engineering, and operations support, Doyle will now also lead CenterPoint Energy’s electric business that serves more than 2.7 million metered customers in the greater Houston area and southwestern Indiana, as well as 1,300 megawatts of electric generation capacity in Indiana. Lynne Harkel-Rumford, who currently serves as Senior Vice President and Chief Human Resources Officer, has been promoted to Executive Vice President and Chief Human Resources Officer. In addition to her current responsibilities, which include talent, compensation and benefits, labor relations, learning and organizational development, communications and community relations, and corporate security, Harkel-Rumford will now also lead the company’s safety and technical training organization. - more -

Page 2 of 3 2 For more information Media: Communications Media.Relations@CenterPointEnergy.com Investors: Philip Holder / Jackie Richert 713.207.6500 For Immediate Release Monica Karuturi, who currently serves as Senior Vice President and General Counsel, has been promoted to Executive Vice President and General Counsel. In addition to her current responsibilities, which include legal, claims, environmental, insurance, enterprise risk management and ethics, compliance and privacy, Karuturi will now also lead CenterPoint Energy’s procurement, materials and logistics organization, which will be instrumental in the company’s $40 billion-plus capital program over the next 10 years. Jason M. Ryan, who currently serves as Senior Vice President, Regulatory Services and Government Affairs, has been promoted to Executive Vice President, Regulatory Services and Government Affairs. Ryan will be responsible for leading state and federal legislative initiatives to support enterprise-wide goals, as well as managing the company’s rate cases and relationships with its regulators. Gregory E. Knight, Executive Vice President, Customer Transformation and Business Services, will continue in his current role and lead customer operations, information technology, marketing, economic development, and CenterPoint Energy’s two competitive businesses – Energy Systems Group (ESG) and Home Service Plus (HSP) North and South. In addition, he will also add to his responsibilities the leadership of the company’s facilities management organization where he will be developing a new enterprise-wide multi-year facilities strategy and plan. Jason P. Wells, Executive Vice President and CFO, will continue in his current role, while adding responsibility for the execution of the company’s industry-leading goals for reducing carbon emissions attributable to its operations and customer usage. In this capacity, Wells will now also lead the execution of the company’s long-term generation transition plan to significantly change the way the company generates power and delivers on its commitment to provide a cost-effective, well-balanced energy mix for its customers in southwest Indiana. Kenneth M. Mercado, Executive Vice President, Electric Utility, will retire from CenterPoint Energy after more than 36 years of service. Mercado began his career with the company and has held numerous positions of increasing responsibility until becoming a member of CenterPoint Energy’s Executive Committee in 2020. Mercado will remain in his current position through January 1, 2022 and then remain with the company through the second quarter 2022 to support the transition of his responsibilities. Lesar said, “I want to thank Kenny for his many contributions over the course of his career with CenterPoint Energy and his outstanding leadership within our company, across our industry and in our communities. He has been a valued member of our leadership team and played an instrumental role in guiding the successful performance and growth of our electric business. I wish Kenny the very best in his retirement.” - more -

Page 3 of 3 3 For more information Media: Communications Media.Relations@CenterPointEnergy.com Investors: Philip Holder / Jackie Richert 713.207.6500 For Immediate Release About CenterPoint Energy, Inc. As the only investor-owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Arkansas, Indiana, Louisiana, Minnesota, Mississippi, Ohio, Oklahoma and Texas. As of September 30, 2021, the company owned approximately $37 billion in assets. With approximately 9,500 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com. Forward-Looking Statements This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this news release, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Any statements in this news release regarding future events, such as the Company’s succession planning, rate base growth and the Company’s ability to achieve it, the Company’s ability to execute on its 10-year plan within a certain timeframe or at all, and any other statements that are not historical facts are forward-looking statements. Each forward-looking statement contained in this news release speaks only as of the date of this release. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the impact of COVID-19; (2) financial market conditions; (3) general economic conditions; (4) the timing and impact of future regulatory and legislative decisions; (5) effects of competition; (6) weather variations; (7) changes in business plans; and (8) other factors, risks and uncertainties discussed in CenterPoint Energy's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, CenterPoint Energy's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021 and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission. ###